News Release

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Gregory C. Thompson
Executive Vice President and
Chief Financial Officer
GregThompson@KEMET.com
954-595-5081
KEMET Announces Completion of CFIUS Review
Fort Lauderdale, Florida (April 24, 2020) - KEMET Corporation (“KEMET”) (NYSE: KEM) today announced that, in connection with the pending acquisition of KEMET by Yageo Corporation (“Yageo”) (TAIEX: 2327), on April 23, 2020, the Committee on Foreign Investment in the United States (CFIUS) notified the parties that it completed review of the pending acquisition of KEMET by Yageo and determined that there are no unresolved national security concerns with respect to the transaction.
KEMET today also announced that, on April 15, 2020, the Taiwan Fair Trade Commission (TFTC) announced its approval of the acquisition of KEMET by Yageo. The parties continue to expect the transaction to close in the second half of 2020 with the goal of closing by the end of the third quarter of 2020, subject to additional customary closing conditions and the receipt of the remaining required regulatory approvals, which include approvals under the Anti-Monopoly Law of China and approval from the Investment Commission, Ministry of Economic Affairs in Taiwan.
Cautionary Statement on Forward-Looking Statements
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company's financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets, in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates" or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.
This communication includes forward-looking statements relating to the proposed merger between KEMET and Yageo, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the proposed merger, including future financial and operating results, the combined company’s plans, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of KEMET’s management and are subject to significant risks and uncertainties outside of KEMET’s control. Actual results could differ materially based on factors including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the risk that Yageo stockholders may not approve the proposed merger (if approval by Yageo’s stockholders is required by applicable law); (iii) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; (iv) inability to complete the proposed merger because, among other reasons, conditions to the closing of the proposed merger may not be satisfied or waived; (v) uncertainty as to the timing of completion of the proposed merger; (vi) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed merger; (vii) the effects that the failure to complete the merger would have on KEMET’s financial condition and results of operations; (viii) the effects that business uncertainties and contractual restrictions related to the pendency of the merger may have on KEMET’s business; (ix)

the inability of KEMET to pursue alternatives to the merger; (x) the effect of current lawsuits against KEMET and its directors relating to the proposed merger and potential lawsuits that could be instituted against KEMET or its directors and officers, including the effects of any outcomes related thereto; (xi) the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic or (xii) possible disruptions from the proposed merger that could harm KEMET’s business, including current plans and operations.
Discussions of additional risks and uncertainties are contained in KEMET’s filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect KEMET’s judgment only as of the date hereof. KEMET undertakes no obligation to update publicly any of these forward- looking statements to reflect new information, future events or otherwise.